UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2002.

International Microcomputer Software, Inc.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-15949 (Commission File No.)	94-2862863 (IRS Employer Identification No.)

75 Rowland Way, Novato, CA (Address of Principal executive offices)	94945 (Zip Code)

Registrant’s telephone number, including area code: (415) 878-4000

(Former name or former address, if changed since last report)

Item 5. Other Events.

Subsequent to June 30, 2001, the Company made substantial progress in restructuring its past due liabilities, strengthening its operations and obtaining additional financing. As a result of these efforts, the Company’s liquidity has improved. Consequently, the Company’s independent accountants, Grant Thornton LLP, have agreed to reissue their opinion on the Company’s financial statements for the fiscal year ended June 30, 2001, removing the explanatory paragraph regarding the Company’s ability to continue as a going concern. The subsequent events that contributed to the improved financial condition are described in Footnote 14 to the audited financial statements for the fiscal year ended June 30, 2001, filed herewith as Exhibit 99.2.

Item 7. List of Exhibits.

Exhibit Number	Description

99.1	IMSI Press Release dated August 20, 2002.

99.2	Audited Financial Statements for the fiscal year ended June 30, 2001.

99.3	Certification Pursuant to 18 U.S.C. Section 1350

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.

By:	/s/ Martin Wade, III
Martin Wade, III Director, Chief Executive Officer & Chief Financial Officer

Date: August 20, 2002.

EXHIBIT INDEX

Exhibit Number	Description

99.1	IMSI Press Release dated August 20, 2002.

99.2	Audited Financial Statements for the fiscal year ended June 30, 2001.

99.3	Certification Pursuant to 18 U.S.C. Section 1350